PACIFIC MONUMENT ACQUISITION CORPORATION

800 Third Avenue

New York, NY 10022

_______________, 2012

[Monument Capital Group SPAC I LLC]

[Pacific Capital Partners & Associates Limited]

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Pacific Monument Acquisition Corporation (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the liquidation of the Company’s trust account (defined below) (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), [Monument Capital Group SPAC I LLC][Pacific Capital Partners & Associates Limited] shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at [800 Third Avenue, New York, New York 10022][14th Floor, Albert Embankment, London, SE1 7TP] (or any successor location). In exchange therefore, the Company shall pay ProChannel [Monument Capital Group SPAC I LLC][Pacific Capital Partners & Associates Limited] the sum of $2,750 per month on the Effective Date and continuing monthly thereafter until the Termination Date. [Monument Capital Group SPAC I LLC][Pacific Capital Partners & Associates Limited] hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

[Monument Capital Group SPAC I LLC]

[PACIFIC CAPITAL PARTNERS & ASSOCIATES LIMITED]

By:
Name:
Title: